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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A3

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 5, 2002

OCEAN RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-49750	33-0857223
(Commission File Number)	(I.R.S. Employer Identification No.)

3838 Camino Del Rio North, Suite 333, San Diego, California 92108
(Address of Principal Executive Offices) (Zip Code)

(619) 280-8000
(Registrant's Telephone Number, Including Area Code)

CLIP 'N PIERCE FASHIONS, INC.
(Former Name or Former Address, if Changed Since Last Report)

Item 1.    Changes in Control of Registrant

        Pursuant to a Share Exchange Agreement (the "Agreement"), Clip 'N Pierce Fashions, Inc., a Delaware corporation ("CNP" or the "Company"), has acquired all of the outstanding and issued shares of Danepath Ltd., a United Kingdom company ("Danepath") and Titanic Explorations Limited (BVI), a British Virgin Islands company ("TEL") from the shareholders thereof in exchange for a total of 2,333,334 shares of common stock of CNP (collectively the "Acquisition"). As a result thereof, both Danepath and TEL became wholly-owned subsidiaries of CNP.

        The Acquisition was approved by a Written Consent of the Board of Directors effective as of April 22, 2002. The Acquisition was approved by a majority of the shareholders of CNP also on April 22, 2002.

        As a result of said Acquisition, Argosy International, Ltd., a Turks and Caicos Islands corporation, ("Argosy") as the sole shareholder of both Danepath and TEL became a principal shareholder of CNP.

        Still further, as a result of a subsequent 7.5 for 1 forward share split described in Item 5 herein and a cancellation of 7,400,000 restricted shares, the Company presently has a total of 25,000,005 issued and outstanding shares.

        Accordingly, Argosy owns 17,500,005 shares of the Company's stock which equals 70% of the Company's issued and outstanding shares.

Item 2.    Acquisition or Disposition of Assets

        The Acquisition described above in Item 1 was effective as of April 22, 2002. Danepath is in the business of deep water exploration and owns and operates ships, Remote Operated Vehicles and employs a professional team who have collaborated in several successful maritime recovery projects.

        The TEL assets include a proprietary library of research and intelligence on shipwrecks which define the detail of their valuable cargo. TEL is also a 50% participant in a joint venture established for the purpose of locating and recovering valuable cargo from various shipwrecks.

Item 3.    Bankruptcy or Receivership

        Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant

        Not applicable.

Item 5.    Other Events

        (a)  On May 23, 2002, the Company filed with the Delaware Secretary of State a Certificate of Amendment of Certificate of Incorporation wherein it amended the Company's Certificate of Incorporation as follows:

  1.
  The Company changed its name to "OCEAN RESOURCES, INC."

  2.
  The Company increased its number of authorized shares to One Hundred Fifty Million (150,000,000) shares of common stock with a par value of $.0001 per share.

        (b)  On June 27, 2002, the Company's Board of Directors authorized a forward share split of 7.5 shares for 1 with a shareholder record date of June 27, 2002.

        (c)  Pursuant to the change of the fiscal year of the Company as described below in Item 8, the Company will not be filing a Form 10-QSB for the quarterly period ended June 30, 2002 but will be filing a Form 10-KSB for the fiscal year ended June 30, 2002.

2

        (d)  Effective with the acquisition of Danepath Ltd. as of April 22, 2002, the Company elected to adopt the fiscal year end of Danepath Ltd. Accordingly, the Company has changed its fiscal year end to June 30th of each year.

        (a)  The Company inadvertently failed to state this change in its fiscal year in its earlier Form 8-K filings.

Item 6.    Resignation of Registrant's Directors

        The following persons have been appointed as directors and officers of the Registrant:

Name		Position
1.	John A. Upton	Director
2.	Dik Barton	Director
3.	Graham D. Jessop	President and Chief Financial Officer
4.	Andrew J. Way	Director and Secretary

        Betty N. Myers and Edward F. Myers, II have resigned as directors and officers of the Registrant.

Item 7.    Financial Statements and Exhibits

  (a)
  Financial Statements of Businesses Acquired.

  1.
  Danepath Limited Audited Financial Statements for the Year Ended 30th June 2001.

  2.
  Danepath Limited Audited Financial Statements for the Period Ended 30th April 2002.

  3.
  Titanic Explorations Limited (formerly known as Whitestar Marine Recovery, Ltd.) Audited Balance Sheet as of February 28, 2002.

  (b)
  Pro Forma Financial Information.

  1.
  Ocean Resources, Inc. Proforma Consolidated Balance Sheet (Unaudited) March 31, 2002.

  2.
  Ocean Resources, Inc. Proforma Consolidated Statements of Operations (Unaudited) for Three Months Ended March 31, 2002.

  3.
  Ocean Resources, Inc. Proforma Consolidated Statements of Operations (Unaudited) for the Year Ended December 31, 2001.

  (c)
  Exhibits:

    None.

Item 8.    Change in the Fiscal Year

        The Company has changed its fiscal year from December 31st to June 30th.

Item 9.    Regulation FD Disclosure

        Not applicable.

3

SIGNATURE

        Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCEAN RESOURCES, INC.
DATED: September 5, 2002	BY:	/s/ GRAHAM D. JESSOP GRAHAM D. JESSOP President

4

ITEM 7(a) 1.

Danepath Limited Audited Financial
Statements for the Year Ended 30th June 2001

DANEPATH LIMITED

FINANCIAL STATEMENTS

30th June 2001

Registered number: 4007562

ANGUS NORDON & CO

CHARTERED CERTIFIED ACCOUNTANTS

REGISTERED AUDITORS

DANEPATH LIMITED

FINANCIAL STATEMENTS
for the year ended 30th June 2001

        The following page does not form part of the statutory accounts

Detailed trading and profit and loss account	13

DANEPATH LIMITED

COMPANY INFORMATION

30th June 2001

INCORPORATION AND NATURE OF OPERATIONS	The company was incorporated under the laws of Great Britain and its head office is located in Barnsley, Yorkshire, England. The company is in the business of marina services.
COMPANY NUMBER	4007562
DIRECTOR	Arnie Geller
SECRETARY	Gary Goodyear
REGISTERED OFFICE	194 Pontefract Road Cudworth Barnsley S72 8AE
BANKERS	HSBC plc 55 Victoria Street Grimsby DN31 1ux
S0LICITORS	Andrew M Jackson & Co Essex House Manor Street Hull HU1 1XH
ACCOUNTANTS	Angue Nordon & Co Chartered Certified Accountants 194 Pontefract Road Cudworth Barnsley S72 8AE

1

DANEPATH LIMITED

DIRECTORS' REPORT

30th June 2001

        The director presents his report and the audited financial statements for the year ended 30th June 2001.

Principal activity

        The principal activity of the company is that of marine services.

Business review

        The company's balance sheet as detailed on page 6 shows a deficiency of shareholders funds amounting to £132,040.

Results and dividends

        The results for the year are shown in the profit and lose account on page 5. The directors do not propose payment of an ordinary dividend.

Directors

        The director of the company during the year and his interest in the shares of the company as recorded in the register of directors, interests was as follows

30th June 2001 Ordinary Shares
Arnie Geller	—
194 Pontefract Road Cudworth Barnsley S72 8A8	On behalf of the board G Goodyear
28th February 2002	Secretary

2

DANEPATH LIMITED

STATEMENT OF DIRECTORS' RESPONSIBILITIES

        Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

    —select suitable accounting policies and apply them consistently;

    —make judgements arid estimates that are reasonable and prudent;

    —prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

        The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

                      On behalf of the board

                      Arnie Geller
                      Director

28th February 2002

3

DANEPATH LIMITED

AUDITORS' REPORT

Auditors' report to the members of
Danepath Limited

        We have audited the financial statements on pages 5 to 12 which have been prepared under the historical cost convention and the accounting policies set out on page 8.

Respective responsibilities of directors and auditors

        As described on page 3, the company's directors are responsible for the preparation of financial statements. It is our resposibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

        we conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. it also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, cosistently applied and adequately disclosed.

        We planned and performed our audit so ass to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error or other irregularity. in forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

        In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 30th June 2001 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

194 Pontefract Road	Angus Nordon & Co
Cudworth	Registered Auditors
Barnsley S72 8AE	Chartered Certified Accountants
28th February 2002

4

DANEPATH LIMITED

PROFIT AND LOSS ACCOUNT

for the year ended 30th June 2001

	Note	2001 £
Turnover	2	243,316
Cost of sales		238,378

Gross profit		4,938
Net operating expenses
Administrative expenses		137,199
other operating income		121

Lose on ordinary activities before taxation		(132,140)
Taxation	6
Loss on ordinary activities after taxation	12	(132,140)

        Movements in reserves are shown in note 12.

        None of the company's activities were acquired or discontinued during the above financial year.

        There are no recognised gains and lessee in 2001 other than the lose for the year.

5

DANEPATH LIMITED

BALANCE SHEET

at 30th June 2001

		2001
	Note	£	£
Fixed Assets
Tangible assets	7		325,886
Current assets
Debtors	8	31,442
Cash at bank and in hand		20,239

Creditors: amounts falling due within one year		509,606

Net current liabilities			457,926

Total assets less current liabilities			(132,040)

Capital and reserves
Called up share capital	11		100
Profit and loss account	12		(132,140)

Total shareholders' funds	10		(132,040)

        The financial statements on pages 5 to 12 were approved and signed by the director on 28th February 2002

Arnie Geller	Director

6

DANEPATH LIMITED

CASH PLOW STATEMENT

for the year ended 30th June 2001

		2001
	Mote	£	£
Net cash outflow from operating activities	13		(94,583)
Capital expenditure and financial investment			(362,296)

Purchase of tangible fixed assets			(456,879)

Financing
Issue of share capital		100
Debt due within a year:
Other loan advances		477,018

			477,118

Increase in cash			20,239

7

DANEPATH LIMITED

NOTES ON FINANCIAL STATEMENTS

30th June 2001

1    Accounting policies

        Basis of accounting

        The financial statements have been prepared under the historical cost accounting rules.

        Turnover

        Turnover represents the amount derived from the provision of goods and services falling within the company's activities after deduction of trade discounts and value added tax.

        Depreciation

        Depreciation of fixed assets is calculated to write off their cost or valuation less any residual value over their estimated useful lives as follows:

Ships	10% on written clown value
Plant and machinery	10% on written down value
Motor vehicles	25% on written down value
Fixtures and fittings	10% on written down value

        Deferred taxation

        Deferred taxation is provided on the liability method in respect of the taxation effect of all timing differences to the extent that tax liabilities are likely to crystallise in the foreseeable future.

        Use of estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues arid expenses during the reporting period. Actual results could differ from those estimates and would impact future results of operations and cash flows.

        Financial instruments

        The company's financial instruments include cash and amounts due from debtors and due to creditors. Unless otherwise noted, in the opinion of management, the carrying value of these financial instruments approximate their fair market values and the company is not exposed to significant credit, interest or currency risk.

2    Turnover

        In the opinion of the directors, none of the turnover of the company is attributable to geographical markets outside the UK.

8

3    Operating loss

2001 £
Operating loss is stated after crediting
Interest receivable and after charging	121

Depreciation of tangible fixed assets (note 7) owned assets	36,410

4    Investment income

2001 £
Bank deposit interest	121

5    Interest payable

2001 £
Bank interest	—

6    Taxation

        The company has no liability for taxation.

        There are tax losses amounting to £198,303 to be carried forward against future profits. The corporation tax rate applicable to the company is 20%.

7    Tangible fixed assets

Cost	motor vehicles £	Plant and Machinery £	Fixtures and Fittings £	Land and Buildings £	Total £
Additions	1,200	78,309	1,681	281,106	362,296

30th June 2001	1,200	78,309	1,681	281,106	362,296

Depreciation
Charge for year	300	7,831	168	28,111	36,410

30th June 2001	300	7,831	168	28,111	36,410

Net book amount
30th June 2001	900	70,478	1,513	252,995	325,886

9

9    Debtors

2001 £
Amounts falling due within one year
Trade debtors	22,627
Other debtors	8,814

31,441

9    Creditors: amounts falling due within one year

2001 £
Trade creditors	21,646
Other taxation and social. security	9,442
Other creditors	476,518

509,606

        The loan of £477,018 included in other Creditors has no fixed term for repayment and nointerest is payable.

10    Reconciliation of movements in shareholders' funds

2001 £
Loss for the financial year	(132,140)
New share capital subscribed	100

Net subtraction from shareholders' funds	(132,040)
Opening shareholders' funds	—
Closing shareholders' funds	(132,040)

11    Called up share capital

	Number of shares	2001 £
Authorised ordinary shares of £1 each	1,000,000	1,000,000

Allotted called up and fully paid
Ordinary shares of £1 each	100	100

10

12    Profit and loss account

2001 £
Retained loge for the year	(132,140)

13    Notes to the cash flow statement

        Reconciliation of operating loss to operating cash flows

2001 £
Operating loss	(132,140)
Depreciation charges	36,410
Increase in debtors	(31,441)
Increase in creditors	32,588

Net cash outflow from operating activities	(94,583)

        Analysis of changes in net debt

	Cash flows £	At end of year £
Cash in hand, at bank	20,239	20,239

Debt due within 1 year	(477,018)	(477,018)

Total	(456,779)	(456,779)

        Reconciliation of net cash flow to movement in net debt

2001 £
Increase in cash in the year	20,239
Cash inflow from increase in debt and lease financing	(477,018)

Change in net debt resulting from cash flows	(456,779)
Not debt at lst July 2000	—

Net debt at 30th June 2001	(456,779)

15    Differences between United Kingdom and United States Generally Accepted Accounting Principles (UK GAAP and US GAAP)

  1)
  US GAAP uses the asset and liability approach in its method of accounting for income taxes which requires the recognition of deferred tax liabilities and assets for expected future tax consequences of temporary differences between the carrying amounts arid the tax basis of

11

    assets and liabilities. A valuation allowance against deferred tax assets is recorded if, based upon the weighted available evidence, it is more likely than not that some or all of the deferred tax assets will not be realised. Under US GAAP, a deferred tax asset would be realised equal to £39,660 and a valuation allowance equal to the same amount would be, realised. Accordingly, the company believes this would not have any impact on the company's position and results of operations.

  2)
  In December 1999, the SEC issued staff Accounting Bulletin 101, Revenue Recognition, which outlines the basic criteria that must be met to recognise revenue and provides guidance for presentation of revenue and for disclosure related to revenue recognition policies in financial statements filed with the SEC. The company believes the adoption of SAB 101 will not have a material impact on the company's financial position and results of operations.

12

DANEPATH LIMITED

TRADING AND PROFIT AND LOSS ACCOUNT

for the year ended 30th June 2001

	2001
	£	£
Turnover
Sales & work done		243,316
Costs of Sales
ships provisions	11,004
Fuel and lubricants	57,218
Wages and crew costs	163,407
Berthing fees	6,749

		238,378

Gross pro=it		4,938
Other operating income
Sank deposit interest		121

		5,059
Leon overheads
Motor expenses	2,796
Travelling expenses	2,696
Haulage	768
Telephone	5,703
Printing, postage and stationerv	1,905
computer consumables	752
Repairs and renewals	27,151
commissions paid	10,000
Insurances	25,298
Rent and rates	607
Advertising	390
Security	1,016
Cleaning and sundries	524
Bank charges	289
Legal and professional fees	10,996
Bookkeeping	3,948
Audit and accounting	5,950
Depreciation of ship	28,111
Depreciation motor vehicles	300
Depreciation plant and equipment	7,831
Depreciation fixtures and fittings	168

		137,199

Net lose for the year		(132,140)

13

ITEM 7(a) 2.

Danepath Limited Audited Financial
Statements for the Period Ended 30th April 2002

DANEPATH LIMITED
FINANCIAL STATEMENTS
30TH APRIL 2002

Registered number: 4007562

ANGUS NORDON & CO

CHARTERED CERTIFIED ACCOUNTANTS

&

REGISTERED AUDITORS

DANEPATH LIMITED

FINANCIAL STATEMENTS
for the period ended 30th April 2002

DANEPATH LIMITED

COMPANY INFORMATION

30th April 2002

INCORPORATION ANA MATURE OF OPERATIONS	The company was incorporated under the laws of Great Britain and head office is located in Barnsley, Yorkshire, England. The company is in the business of marine services.
COMPANY NUMBER	4007562
DIRECTOR	Graham Jessop
SECRETARY	Gary Goodyear
REGISTERED OFFICE	194 Pontefract Road Cudworth Barnsley S72 8AE
BANKERS	HSBC pic 55 Victoria Street Grimsby DN31 1UX
SOLICITORS	Andrew M Jackson & Co Essex House Manor Street Hull HU1 1XH
ACCOUNTANTS	Angus Nordon & Co Chartered Certified Accountants 194 Pontefract Road Cudworth Barnsley S72 8AE

DANEPATH LIMITED

DIRECTOR'S REPORT

30th April 2003

        The director present his report arid the audited financial statements for the period ended 30th April 2002.

        Principal activity

        The principal activity of the company is that of marine services.

        Business review

        The company's balance sheet an detailed on page 6 shows a deficiency of shareholders' funds amounting to £243,246.

        Results and dividends

        The results for the period are shown in the profit and loss account on page 5. The directors do not propose payment of an ordinary dividend.

        Directors

        The director of the company during the period and his interest in the shares of the company as recorded in the register of directors' interacts was as follows

	30th April 2002 Ordinary shares	lst July 2001 Ordinary shares
Graham Jessop	—	—
194 Pontefract Road Cudworth Barnsley S72 83R	on behalf of the board
G Goodyear
13th May 2002	Secretary

DANEPATH LIMITED

STATEMENT OF DIRECTOR'S RESPONSIBILITIES

        Company law requires she directors to prepare financial statements fox each financial period which give a true and fair view of the state of affairs of the company and of the profit or loan of the company for that period. In preparing those financial statements, the directors are required to

        1      select suitable accounting policies and apply them consistently;

  —
  make judgements and estimated that are reasonable and prudent;

  —
  prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

        The directors acre responsible for keeping proper accounting records which disclose with reasonable accuracy that any time the financial position of the company and to enable them to ensure that the financial statements comply with the companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

On behalf of the board
Graham Jessop
13th May 2002	Director

DANEPATH LIMITED

AUDITORS' REPORT

Auditors, report to the members of
Dunepath Limited

        We have audited the financial statements on pages 5 to 13 which have been prepared under the historical poet convention and the accounting policies set out on page 8.

        Respective responsibilities of directors and auditors

        As described on page 3, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based go our audit, on those statements and to report our opinion to you.

        Basis of opinion

        We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, cosistently applied and adequately disclosed.

        We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error oar other irregularity. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

        Opinion

        In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 30th April 2002 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Act 1985.

194 Pontefract Road Cudworth Barnsley S72 8AE	Angus Nordon & Co Registered Auditors Chartered Certified Accountants 13th May 2002

DANEPATH LIMITED

PROFIT AND LOSS ACCOUNT

for the period ended 30th April 2002

	Note	30/04/02	30/06/01 £
Turnover	2	350,604	243,317
Cost of sales		273,848	238,379

Gross profit		76,756	4,938
Net operating expenses
Administrative expenses		187, 970	137,199
Other operating income		8	121

Loss on ordinary activities before taxation		(111,206)	(132,140)
Taxation	5	—	—

Loss on ordinary activities after taxation	12	(111,206)	(132,140)

        Movements in reserves are shown in note 12.

        None of the company's activities were acquired or discontinued during the above two financial years.

        There are no recognised gains and losses in 2002 or 2001 other than the loss for the period.

DANEPATH LIMITED

BALANCE SHEET

at 30th April 2002

		30/04/02		30/06/01
	Note	£	£	£	£
Fixed assets
Tangible assets	6		336,590		325,586
Current assets
Debtors	7	1,197		31,441
Cash at bank and in hand		4,260		20,239

		5,457		51,680
Creditors: amounts falling due within one year	8	59,687		32,588

Net current (liabilities)/assets			(54,230)		19,092

Total assets less current liabilities			282,360		344,978
Creditors: amounts falling due after more than one year	9		525,606		477,018

			(243,245)		(132,040)

Capital and reserves
Called up share capital	11		100		100
profit and loss account	12		(243,346)		(132,140)

Total shareholders' foods	10		(243,246)		(132, 040)

        The financial statements on pages 5 to 13 were approved by the board of directors on 13th May 2002 and signed on its behalf by:

Graham Jessop	Director

DANEPATH LIMITED

CASH FLOW STATEMENT

for the period ended 30th April 2002

		30/04/02		30/06/01
	Note	£	£	£	£
Net cash outflow from operating activities	13		(29,412)		(94,583)
Capital expenditure and financial investment
Purchase of tangible fixed assets		(35,655)		(362,296)
Sale of tangible fixed assets		500		—

			(35,155)		(362,296)

			(64,567)		(456,879)
Financing
Issue of share capital		—		100
Debt due within a year other loan (repayments)/advances		(477,018)		477,018
Debt due beyond a year: other loan advances		525,606		—

			48,588		477,118

(Decrease)/increase in cash			(15,979)		20,239

DANEPATH LIMITED

NOTES ON FINANCIAL STATEMENTS

30th April 2002

1      Accounting policies

        Basis of accounting

  The financial statements have been prepared under the historical cost accounting rules

        Turnover

        Turnover represents the amount derived from the provision of goods and services falling within the company's activities after deduction of trade discounts and value added tax.

        Depreciation

        Depreciation of fixed assets is calculated to write off their cost or valuation less any residual value over their cost or valuation less any residual value over their estimated useful lives as follows:

Ships	10% on written down value
plant ard machinery	10% on written down value
Motor vehicles	25% on written down value
Fixtures and fittings	10% on written down value

        Deferred taxation

        Deferred taxation is provided on the liability method in respect of the taxation effect of all timing differences to the extent that tax liabilities are likely to crystallise in the foreseeable future.

        Use of estimates

        The preparation of financial statements in conformity wich generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and would impact future results of operations and cash flows.

        Financial instruments

        The company's financial instrument=a include cash and amounts due from debtors and due to creditors. Unless otherwise noted, in the opinion or management, the carrying value or these financial instruments approximate their fair market values and then company is not exposed to significant credit, interest or currency risk.

2      Turnover

        In the opinion of the directors, none of the turnover of the company is attributable to geographical markets outside the UK. (2001 nil)

7      Operating loss

	30/04/02	30/06/01
		£
operating loss is stated after crediting Interest receivable	8	121

and after charging Loss on Sale of assets	400	—

Depreciation of tangible fixed assets (note 7)
owned assets	24,051	36,410

4      Investment income

	30/04/02 £	30/06/01 £
Bank deposit interest	8	111

5      Taxation

        The company has no liability for taxation.

        There are tax losses amounting to 402,544 to be carried forward against future profits. The corporation tax rate applicable no the company is 20%.

6      Tangible fixed assets

Cost	Motor Vehicles	Plant and Machinery	Fixtures and Fittings	Land and Buildings	Total
	£	£	£	£	£
1st July 2001	1,200	78,309	1,681	281,106	362,296
Additions	—	35,655	—	—	35,655
Disposals	(1,200)	—	—	—	(1,200)

30th April 2002	—	113,964	1,681	281,106	396,751

Depreciation
1st July 2001	300	7,831	168	28,111	36,410
Charge for period	—	7,084	100	16,867	24,051
Disposals	(300)	—	—	—	(300)

30th April 3002	—	14,915	268	44,978	60,161

Net book amount
30th April 2002	—	99,049	1,413	236,128	336,590

1st July 2001	900	70,478	1,513	252,995	325,886

7      Debtors

	30/04/02	30/06/01
	£	£
Amounts falling due within one year
Trade debtors	—	22, 627
Other debtors	1,197	8,814

	1,197	31,441

8      Creditors: amounts falling due within one year

	30/04/02	30/06/01
Trade creditors	44,590	21,646
Other taxation and social security	14,097	9,442
Other creditors	1,000	1,500

	59,687	32,588

9      Creditors: amounts falling due after more than one year

	30/04/02	30/06/01
	£	£
Other creditors	525,606	477,018

10    Reconciliation of movements in shareholders' funds

	30/04/02	30/06/01
	£	£
Loss for the financial period	(111,206)	(132,140)
New share capital subscribed	—	100

Not subtraction from shareholders' funds	(111,206)	(132,140)
Opening shareholders' funds	(132,040)	—

Closing shareholders' funds	(243,246)	(132,040)

11    Called up share capital

	30/04/02		30/06/01
	Number of shares	£	Number of shares	£
Authorised
Ordinary shares of £1 each	1,000,000	1,000,000	1,000,000	1,000,000

Allotted called up and fully paid
Ordinary shares of £1 each	100	100	100	100

12    Profit and loss account

30/04/02
£
1st July 2001	(132,140)
Retained loss for the period 30th April 2002	(111,206)

(243,346)

13    Notes to the cash flow statement

        Reconciliation of operating loss to operating cash flows

	30/04/02	30/06/01
operating loss	(111,206)	(132,140)
Depreciation charges	24,051	36,410
loss on sale of fixed assets	400	—
Decrease/(increase) in debtors	30,244	(31,441)
Increase in creditors	27,099	32,588

Net each outflow from, operating activities	(29,412)	(94,583)

14    Notes to the cash flow statement (continued)

        Analysis of changes in net debt

	As start of year	Cash flows	At end of year
		£	£
cash in hand, at bank	20,239	(15,979)	4,260

		(15,979)

Debt due within 1 year	(477,018)	477,018	—
Debt due after 1 year	—	(525, 606)	(525, 606)

		(48,588)

Total	(456,779)	(64,567)	(521,346)

        Reconciliation of net dash flow to movement in net. debt

	30/04/02	30/06/01
	£	£
(Decreases)/increase in cash in the period	(15,979)	20,239
Cash inflow tram increase in debt and lease financing	(48,588)	(477,018)

Change in net debt resulting from cash flows	(64, 567)	(456, 779)
Net debt at 1st July 2001	(456, 779)	—

Net debt at 30th April 2002	(521,346)	(456,779)

1.5
Differences between United Kingdom and United States Generally Accepted Accounting Principles (UK GAAP and US GAAP)

1)
US GAAP uses the asset and liability approach in its method of accounting for income taxes which required the recognition of deferred tax liabilities and assets for expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. A valuation allowance against deferred tax assets is recorded if, based upon the weighted available evidence, it is more likely than not that some or all of the deferred tax assets will not be realised.under US GAAP, a deferred tax asset would be realised equal to 280,509 and a valuation allowance equal to the, same amount would be realised. Accordingly, the company believed this would not have any impact on the company's position and results of operations.

8)
In December 1999, the SBC issued staff Accounting Bulletin 101, 'Revenue Recognition' which outlines the basic criteria that must be met to recognise revenue and provides guidance for presentation of revenue and for disclosure related to revenue recognition policies in financial statement filed with the SEC. The company believes the adoption of SAB 101 will not have a material impact on the company financial position and results of operations.

DANEPATH LIMITED

TRADING AND PROFIT AND LOSS ACCOUNT

for the period ended 30th April 2002

	30/04/02		30/06/02
	£	£	£	£
Turnover
Sales & Work Done		350,604		243,317
Cost of sales
Ships provisions, berthing & brokerage	37,152		17,754
Fuel and lubricants	18,953		57,218
Wages and crew provision	217,225		163,407
Lighthouse dues	513		—

		273,848		238,379

Gross profit.
		76,756		4,938
Other operating income
Bank deposit interest		8		121

		76,764		5,059
Loss overheads
Staff training	805		—
Motor expenses	5,016		2,796
Travelling expenses	4,653		2,696
Haulage	1,700		768
Telephone	3,719		5,703
Internet charges	603		—
Printing postage and stationery	2,086		1.905
Computer consumables	107		752
Repairs and renewals	113,936		27,151
Commissions paid	5,658		10,000
Insurances	15,636		25,298
Rent and rates	3,033		607
advertising	1,352		390
Security	400		1,016
Cleaning and sundries	746		524
Bank charges	129		289
Legal and professional fees	2,110		10,996
Bookkeeping	150		3,948
Audit and accountancy	1,780		5,950
Depreciation of ships	16,867		28,111
Depreciation motor vehicles	—		300
Depreciation plant and equipment	7.084		7,831
Depreciation fixtures and fittings	100		168
Loss on sale of motor vehicle	400		—

		187,970		137,1.99

Net loss for the period/year		(111,206)		(132,140)

ITEM 7(a) 3.

Titanic Explorations Limited (formerly known as
Whitestar Marine Recovery, Ltd.) Audited Balance
Sheet as of February 28, 2002

KEMPISTY & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS, P.C.
15 MAIDEN LANE—SUITE 1003—NEW YORK, NY 10038—TEL (212) 406-7272—FAX (212) 513-1930

INDEPENDENT AUDITORS' REPORT

To the Stockholder of
Whitestar Marine Recovery, Ltd.

        We have audited the accompanying balance sheet of Whitestar Marine Recovery, Ltd. (the "Company") as of February 28, 2002. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Whitestar Marine Recovery, Ltd. as of February 28, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ Kempisty & Company, CPA's, P.C.

KEMPSITY & COMPANY
Certified Public Accountants PC
New York, New York
June 5, 2002

WHITESTAR MARINE RECOVERY, LTD.

BALANCE SHEET

FEBRUARY 28, 2002

ASSETS
Organization costs	200

TOTAL ASSETS	$200

STOCKHOLDERS' EQUITY
Capital stock, 50,000 shares authorized at $1.00 par value; 200 shares issued and outstanding	200

TOTAL STOCKHOLDERS' EQUITY	$200

See Notes to Financial Statement

WHITESTAR MARINE RECOVERY, LTD.

NOTES TO FINANCIAL STATEMENT

February 28, 2002

NOTE 1—ORGANIZATION AND BASIS OF PRESENTATION

  Organization

        Whitestar Marine Recovery, Ltd. (the "Company") was incorporated in the Territory of the British Virgin Islands on April 3, 2000.

        The Company has had no operations since its incorporation.

  Basis of Presentation

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2—SUBSEQUENT EVENTS

        On March 6, 2002 the sole shareholder of the Company, RMS Titanic, Inc., sold one hundred percent of its ownership in the Company to Argosy International Ltd., a Turks and Caicos Corporation.

ITEM 7(b) 1.

Ocean Resources, Inc. Proforma Consolidated
Balance Sheet (Unaudited) March 31, 2002

INDEX TO PROFORMA FINANCIAL STATEMENTS

Proforma Consolidated Balance Sheet	F-2
Proforma Consolidated Statements of Operations	F-3
Notes To Proforma Consolidated Financial Statement	F-4

Ocean Resources, Inc.
(f/k/a Clip 'N Pierce Fashions, Inc.)
Proforma Consolidated Balance Sheet
(Unaudited)
March 31, 2002

	Ocean Resources, Inc.	Danepath Limited	Titanic Explorations Limited		Proforma Adjustments	Proforma
ASSETS
CURRENT ASSETS
Cash	$439	$6,206	$0			$6,645
Accounts receivable	0	1,744	0			1,744
Prepaid expenses and other current assets	0	0	0			0

Total current assets	439	7,950	0			8,389

PROPERTY, PLANT AND EQUIPMENT
(Net of accumulated depreciation)	0	490,344	0			490,344

Total property, plant and equipment	0	490,344	0			490,344

OTHER ASSETS
Investment in subsidiaries	0	0	0	a)	(31,974)
				d)	31,974	0
Other	0	0	0			0

Total other assets	0	0	0			0

Total Assets	$439	$498,294	$0			$498,733

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$1,496	$64,958	$0			$66,454
Accrued payroll liabilities	0	20,537	0			20,537
Accrued expenses	0	1,457	0			1,457

Total current liabilities	1,496	86,952	0			88,448

LONG-TERM DEBT
Long-term debt	0	765,703	0			765,703
Total long-term debt	0	765,703	0			765,703

Total Liabilities	1,496	852,655	0			854,151

STOCKHOLDERS' EQUITY
Preferred stock, $.001 par value; 20,000,000 shares authorized; 0 shares issued and outstanding	0	n/a	n/a			0
Common stock, $.0001, 1 UK pound, $1.00 par value; 50,000,000, 1,000,000 and 50,000 shares authorized; 8,400,000, 100 and 200 shares issued and outstanding	840	151	200	a)	233
				b)	(740)
				c)	2,167
				d)	(351)	2,500
Additional paid-in capital	33,356	0	0	a)	(32,207)
				b)	740
				c)	(2,167)	(278)
Accumulated comprehensive income (loss)	0	(3,093)	0			(3,093)
Accumulated deficit	(35,253)	(351,419)	(200)	d)	32,325	(354,547)

Total stockholders' equity	(1,057)	(354,361)	0			(355,418)

Total Liabilities and Stockholders' Equity	$439	$498,294	$0			$498,733

ITEM 7(b) 2.

Ocean Resources, Inc. Proforma Consolidated
Statements of Operations (Unaudited) for
Three Months Ended March 31, 2002

Ocean Resources, Inc.
(f/k/a Clip 'N Pierce Fashions, Inc.)
Proforma Consolidated Statements of Operations
(Unaudited)
Three Months Ended March, 2002

	Ocean Resources, Inc.	Danepath Limited	Titanic Explorations Limited	Proforma Adjustments	Proforma
REVENUES
Sales	$0	$503,506	$0		$503,506
Total revenues	0	503,506	0		503,506
COST OF SALES
Cost of sales	0	393,276	0		393,276
Gross margin	0	110,230	0		110,230
OPERATING EXPENSES
General and administrative	2,928	235,405	0		238,333
Depreciation	0	34,540	0		34,540
Total operating expenses	2,928	269,945	0		272,873
Operating loss	(2,928)	(159,715)	0		(162,643)
OTHER INCOME (EXPENSE)
Interest income	0	11	0		11
Interest expense	0	0	0		0
Total other income (expense)	0	11	0		11
Net income (loss)	$(2,928)	$(159,704)	$0		$(162,632)

Ocean Resources, Inc.
(f/k/a Clip 'N Pierce Fashions, Inc.)
Notes to Proforma Consolidated Financial Statements
(Unaudited)

(1)
Proforma Changes On April 22, 2002, the Company entered into a Share Exchange Agreement with Danepath Ltd., a United Kingdom company, and Titanic Explorations Ltd., (TEL), a British Virgin Islands company. The business combination is a reverse merger, accounted for as a recapitalization of Danepath and TEL. The Proforma statement of operations includes the three months ended March 31, 2002 for the Company and the ten months ended March 31, 2002 for Danepath and the three months ended March 31, 2002 for TEL. The Company issued 2,333,334 shares of common stock of the Company to complete this acquisition.

(2)
Proforma Adjustments

a)
2,333,334 shares of common stock of the Company in exchange for 100 shares of Danepath Ltd. and 200 shares of Titanic Exploration Ltd.

b)
7,400,000 shares of common stock of the Company returned to the Company and cancelled.

c)
7.5 for 1 forward split of the common stock of the Company, resulting in 25,000,005 shares then issued and outstanding.

  Consolidation:

  d)
  Eliminate investment in subsidiary, the Company's retained deficit and common stock of subsidiary.

ITEM 7(b) 3.

Ocean Resources, Inc. Proforma Consolidated
Statements of Operations (Unaudited) for
the Year Ended December 31, 2001

INDEX TO PROFORMA FINANCIAL STATEMENTS

Proforma Consolidated Statements of Operations	F-2
Notes To Proforma Consolidated Financial Statement	F-3

F-1

Ocean Resources, Inc.
(f/k/a Clip 'N Pierce Fashions, Inc.)
Proforma Consolidated Statements of Operations
(Unaudited)
For the Year Ended December 31, 2001

	Ocean Resources, Inc.	Danepath, Limited	Titanic Explorations Limited		Proforma Adjustments	Proforma
REVENUES
Sales	$0	$353,015	$0			$353,015
Total revenues	0	353,015	0			353,015
COST OF SALES
Cost of sales	0	345,851	0			345,851
Gross margin	0	7,164	0			7,164
OPERATING EXPENSES
General and administrative	22,644	146,230	0	a)	(22,644)	146,230
Depreciation	0	52,825	0			52,825
Total operating expenses	22,644	199,055	0			199,055
Operating loss	(22,644)	(191,891)	0			(191,891)
OTHER INCOME (EXPENSE)
Interest income	0	176	0			176
Interest expense	0	0	0			0
Total other income (expense)	0	176	0			176
Net loss	$(22,644)	$(191,715)	$0			$(191,715)

The accompanying notes are an integral part of the proforma financial statements.

F-2

Ocean Resources, Inc.
(f/k/a Clip 'N Pierce Fashions, Inc.)
Notes to Proforma Consolidated Financial Statements
(Unaudited)

(1)
Proforma Changes    On April 22, 2002, the Company entered into a Share Exchange Agreement with Danepath Ltd., a United Kingdom company, and Titanic Explorations Ltd., (TEL), a British Virgin Islands company. The business combination is a reverse merger, accounted for as a recapitalization of Danepath and TEL. The Proforma statement of operations includes the twelve months ended December 31, 2001 for the Company and the twelve months ended June 30, 2001 for Danepath and the twelve months ended February 28, 2002 for TEL. The Company issued 2,333,334 shares of common stock of the Company to complete this acquisition.

(2)
Proforma Adjustments

a)
Eliminate pre-reverse merger expenses of Ocean Resources, Inc.

The accompanying notes are an integral part of the proforma financial statements.

F-3

QuickLinks

SIGNATURE
ITEM 7(a) 1. Danepath Limited Audited Financial Statements for the Year Ended 30th June 2001
DANEPATH LIMITED FINANCIAL STATEMENTS for the year ended 30th June 2001
DANEPATH LIMITED COMPANY INFORMATION 30th June 2001
DANEPATH LIMITED DIRECTORS' REPORT 30th June 2001
DANEPATH LIMITED STATEMENT OF DIRECTORS' RESPONSIBILITIES
DANEPATH LIMITED AUDITORS' REPORT
DANEPATH LIMITED PROFIT AND LOSS ACCOUNT for the year ended 30th June 2001
DANEPATH LIMITED BALANCE SHEET at 30th June 2001
DANEPATH LIMITED CASH PLOW STATEMENT for the year ended 30th June 2001
DANEPATH LIMITED NOTES ON FINANCIAL STATEMENTS 30th June 2001
DANEPATH LIMITED TRADING AND PROFIT AND LOSS ACCOUNT for the year ended 30th June 2001
ITEM 7(a) 2.
Danepath Limited Audited Financial Statements for the Period Ended 30th April 2002
DANEPATH LIMITED FINANCIAL STATEMENTS 30TH APRIL 2002
DANEPATH LIMITED FINANCIAL STATEMENTS for the period ended 30th April 2002
CONTENTS
DANEPATH LIMITED COMPANY INFORMATION 30th April 2002
DANEPATH LIMITED DIRECTOR'S REPORT 30th April 2003
DANEPATH LIMITED STATEMENT OF DIRECTOR'S RESPONSIBILITIES
DANEPATH LIMITED AUDITORS' REPORT
DANEPATH LIMITED PROFIT AND LOSS ACCOUNT for the period ended 30th April 2002
DANEPATH LIMITED BALANCE SHEET at 30th April 2002
DANEPATH LIMITED CASH FLOW STATEMENT for the period ended 30th April 2002
DANEPATH LIMITED NOTES ON FINANCIAL STATEMENTS 30th April 2002
DANEPATH LIMITED TRADING AND PROFIT AND LOSS ACCOUNT for the period ended 30th April 2002
ITEM 7(a) 3. Titanic Explorations Limited (formerly known as Whitestar Marine Recovery, Ltd.) Audited Balance Sheet as of February 28, 2002
INDEPENDENT AUDITORS' REPORT
WHITESTAR MARINE RECOVERY, LTD. BALANCE SHEET FEBRUARY 28, 2002
WHITESTAR MARINE RECOVERY, LTD. NOTES TO FINANCIAL STATEMENT February 28, 2002
ITEM 7(b) 1. Ocean Resources, Inc. Proforma Consolidated Balance Sheet (Unaudited) March 31, 2002
INDEX TO PROFORMA FINANCIAL STATEMENTS
Ocean Resources, Inc. (f/k/a Clip 'N Pierce Fashions, Inc.) Proforma Consolidated Balance Sheet (Unaudited) March 31, 2002
ITEM 7(b) 2. Ocean Resources, Inc. Proforma Consolidated Statements of Operations (Unaudited) for Three Months Ended March 31, 2002
Ocean Resources, Inc. (f/k/a Clip 'N Pierce Fashions, Inc.) Proforma Consolidated Statements of Operations (Unaudited) Three Months Ended March, 2002
Ocean Resources, Inc. (f/k/a Clip 'N Pierce Fashions, Inc.) Notes to Proforma Consolidated Financial Statements (Unaudited)
ITEM 7(b) 3. Ocean Resources, Inc. Proforma Consolidated Statements of Operations (Unaudited) for the Year Ended December 31, 2001
INDEX TO PROFORMA FINANCIAL STATEMENTS
Ocean Resources, Inc. (f/k/a Clip 'N Pierce Fashions, Inc.) Proforma Consolidated Statements of Operations (Unaudited) For the Year Ended December 31, 2001
Ocean Resources, Inc. (f/k/a Clip 'N Pierce Fashions, Inc.) Notes to Proforma Consolidated Financial Statements (Unaudited)